UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 21, 2020

CARBO Ceramics Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-15903	72-1100013
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

575 North Dairy Ashford, Suite 300
Houston, Texas		77079
(Address of Principal Executive Offices)		(Zip Code)

(281) 921-6400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CRRTQ	N/A *

* On March 31, 2020, CARBO Ceramic Inc.’s common stock began being quoted on the OTC Pink marketplace under the symbol “CRRTQ”.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on March 29, 2020, CARBO Ceramics Inc. (“CARBO”) and its direct wholly owned subsidiaries, Asset Guard Products Inc. (“AGPI”) and StrataGen, Inc. (“StrataGen,” and together with CARBO and AGPI, each, a “Debtor,” and collectively, the “Debtors”), filed voluntary petitions for reorganization under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”). The Debtors’ Chapter 11 cases are being jointly administered under the caption In re CARBO Ceramics Inc., et al., Case No. 20-31973 (the “Chapter 11 Cases”).

Item 1.01Entry into a Material Definitive Agreement.

On April 23, 2020, in connection with the Chapter 11 Cases, the Bankruptcy Court entered the Final Order (I) Authorizing the Debtors to (A) Obtain Postpetition Financing, (B) Grant Senior Liens and Superpriority Administrative Expense Status, and (C) Utilize Cash Collateral, (II) Granting Adequate Protection to Prepetition Secured Lenders, and (III) Granting Related Relief [Docket No. 218] (the “Final DIP Order”).

Among other things, the Final DIP Order approved, on a final basis, (i) the Debtors’ obtaining financing pursuant to the Superpriority Senior Secured Debtor‑in‑Possession Credit Agreement, dated as of March 30, 2020 (the “DIP Credit Agreement”), by and among CARBO, as borrower, AGPI and StrataGen, as guarantors, Wilks Brothers, LLC, as lender (“Wilks”), and the other guarantors and lenders from time to time party thereto, and (ii) the $15 million senior secured superpriority multiple draw term loan facility (the “DIP Facility”) provided for and governed by the DIP Credit Agreement. On March 30, 2020, the Bankruptcy Court entered an order granting interim approval of the Debtors’ entry into the DIP Facility and the borrowing by CARBO of up to $5 million in principal amount of loans thereunder, and the Final DIP Order permits CARBO to access the remaining $10 million in principal amount of loans under the DIP Facility available in accordance with the DIP Credit Agreement.

The foregoing description of the DIP Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the final, executed DIP Credit Agreement, as approved by the Final DIP Order, each of which are available on the docket of the Chapter 11 Cases, which can be accessed via PACER at https://www.pacer.gov. Additional information about the Chapter 11 Cases, including the DIP Credit Agreement, the Final DIP order and other motions, orders and other court filings relating to the Chapter 11 Cases, may be obtained by visiting http://dm.epiq11.com/Carbo or by calling 1-866-897-6433 (Toll Free) or 1-646-282-2500 (International).

Item 7.01Regulation FD Disclosure.

On April 21, 2020, in connection with the Chapter 11 Cases, the Debtors filed with the Bankruptcy Court a 13-week cash collateral budget (the “Forecast”), a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated by reference in this Item 7.01.

Management of CARBO prepared the Forecast as of March 26, 2020 based on certain internal financial information and on expectations, beliefs, opinions and assumptions that CARBO’s management believed were reasonable at the time. Such expectations, beliefs, opinions, and assumptions may not be appropriate as of any subsequent date in light of developments after such date, including with respect to the Debtors’ businesses and recent actions and events impacting supply and demand in the global oil and natural gas markets, the demand for related products and services and international and domestic economic activity generally, including the emerging impact of the global outbreak of the COVID-19 pandemic. CARBO cannot provide assurance that the financial projections will be realized; rather, actual future financial results are likely to vary materially from the forward‑looking information presented in the Forecast. The Forecast was prepared as part of the Chapter 11 Cases and not in accordance with generally accepted accounting principles (“GAAP”) or published guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of “prospective financial information.” Thus, readers are cautioned not to place undue reliance on the prospective financial information.

Neither the independent auditor of CARBO nor any other independent accountant has examined, compiled, or performed any procedures with respect to the Forecast. Accordingly, none has expressed any opinion or any other form of assurance on such information or its achievability and none assumes any responsibility for the Forecast. The Forecast (i) is speculative by its nature and was based upon numerous expectations, beliefs, opinions and assumptions which are inherently uncertain and many of which are beyond the control of CARBO and its subsidiaries and which may not prove to be accurate; (ii) may not reflect current results or future performance, which may be significantly more favorable or less favorable than as set forth in such information; and (iii) is not, and should not be regarded as, a representation that any of the expectations contained in, or forming a part of, the Forecast will be achieved.

Except as required by law, CARBO does not currently intend to update or revise publicly the Forecast to reflect circumstances or other events occurring after the date thereof or to reflect the occurrence of future events. These considerations should be taken into account in reviewing the Forecast, which was prepared as of an earlier date. For additional information on certain of the factors that may cause actual future financial results to vary materially from the information presented in the Forecast, see the section of this Current Report entitled “Cautionary Note Regarding Forward Looking Statements” below.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of CARBO’s filings under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Current Report (including the exhibits hereto or any information included herein or therein) shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit	Description
99.1	Permanent Financing Budget, prepared as of March 26, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARBO CERAMICS INC.
Date: April 24, 2020
	By:	/s/ Ernesto Bautista III
Ernesto Bautista III
Vice President and Chief Financial Officer